Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Second Quarter 2026 Financial Results

•Q2 net revenue of $168.8 million, up 23% sequentially and up 55% year over year
•Infrastructure business up 145% year over year reflecting accelerated adoption of optical AI data center products

Carlsbad, Calif. – July 23, 2026 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the second quarter ended June 30, 2026.

Second Quarter Financial Summary
($ in thousands, except per share amounts)

	GAAP
	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	Q/Q		Y/Y
Net revenue	$168,847	$137,188	$108,813	23%		55%
Gross Margin	57.8%	57.5%	56.5%	30	bps	130	bps
Operating Expenses	$101,848	$96,093	$86,140	6%		18%
Operating Margin	(2.5)%	(12.5)%	(22.6)%	1,000	bps	2,010	bps
Diluted Net Income (Loss) Per Share	$0.02	$(0.52)	$(0.31)	104%		106%

	Non-GAAP
	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	Q/Q		Y/Y
Gross Margin	59.5%	59.5%	59.1%	—	bps	40	bps
Operating Expenses	$62,798	$59,916	$56,555	5%		11%
Operating Margin	22.3%	15.9%	7.2%	640	bps	1,510	bps
Diluted Net Income Per Share	$0.35	$0.22	$0.02	59%		1650%

Management Commentary
“Q2 results underscore the ongoing significant inflection in MaxLinear’s overall business as we delivered 55% year-over-year revenue growth, including 145% growth year over year in our data center-oriented infrastructure revenue,” said Kishore Seendripu, Chairman and Chief Executive Officer of MaxLinear. “The strong momentum in our optical AI data center business reflects the ramp of our Keystone PAM4 DSP platform for 800G applications, as well as the strength of our expanding infrastructure portfolio and roadmap for 1.6T- capable products. With the convergence of multiple growth drivers over the next two years, and with our continued focus on innovation, operational excellence, and disciplined execution, we believe MaxLinear is well-positioned to deliver sustained growth, expanding profitability, and long-term value for our shareholders.”

Third Quarter 2026 Business Outlook

The Company estimates the following (in millions):

	GAAP	Non-GAAP (except for revenue)
Revenue	$210 - $220	$210 - $220
Gross Margin	57.0% - 60.0%	58.5% - 61.5%
Operating Expenses	$98 - $104	$66 - $71
Interest and Other Expense, Net	$3.8 - $4.2	$3.7 - $4.1
Income Tax Provision (Benefit)	$1.5	$1.0
Fully Diluted Share Count	99	99
Webcast and Conference Call
MaxLinear will host its second quarter financial results conference call today, July 23, 2026 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com and will be archived and available after the call at https://investors.maxlinear.com until August 6, 2026. A replay of the conference call will also be available until August 6, 2026 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13761549.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “seek,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for third quarter 2026, including net revenue and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, income tax provision (benefit), and diluted share counts); the start of a multi-year growth phase and our potential for sustained growth and increasing profitability in 2026 and beyond; statements regarding an inflection point in, and anticipated step-function or accelerating revenue growth from, our optical data center and infrastructure businesses; statements regarding the momentum, traction, and production ramps of our optical data center and other connectivity products, including at hyperscale customers and across scale-up and scale-out AI platforms; statements regarding the ramp of our Keystone PAM4 DSP platform for 800G applications and the development, roadmap, and anticipated availability of our 1.6T-capable products; statements regarding momentum and improving visibility throughout our portfolio; statements regarding continued customer engagement and demand in high-value markets; statements relating to the timing of new products ramping into production; statements related to new and increased products; settlement of bonus awards for our 2026 performance period; statements related to growth trends in the markets in which we operate; and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation, risks relating to: our dependence on the ramp of our optical data center and related connectivity products and the concentration of our anticipated growth in a limited number of hyperscale customers and scale-up and scale-out AI-platform programs, and the risk that adoption, program timing, qualification, or demand for AI and data center infrastructure does not develop or continue as anticipated; our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; increased tariffs, export controls or imposition of additional trade barriers; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has previously declined, and/or manage future growth effectively; escalating trade wars, military conflicts and other geopolitical and economic tensions among the countries in which we conduct business; international geopolitical and military conflicts; our ability to obtain or retain government authorization to export certain of our products or technology; the loss of, or a significant reduction in orders from major customers; legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial and productive research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties and differences between our estimates of customer demand and product mix and our actual results; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; security vulnerabilities of our products; use of open source software in our products; failure to manage our relationships with, or negative impacts from, third parties; and future decisions relating to our stock repurchase program. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our Current Reports on Form 8-K, as updated (if applicable) in MaxLinear's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. All forward-looking statements are based on the estimates, projections and assumptions of management as of July 23, 2026, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including, but not limited to, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income (loss) from operations, non-GAAP income (loss) from operations as percentage of revenue, non-GAAP income (loss) before income taxes, non-GAAP interest and other income (expense), non-GAAP income tax provision (benefit), non-GAAP net income (loss), non-GAAP basic and diluted earnings or income (loss) per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2026, which we intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2025, which we settled in shares of common stock in February 2026; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, if any, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment losses, if any; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net, attributable to acquisitions; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income or loss.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs and have been excluded from our non-GAAP net income or loss for all periods reported. Bonus payments for the 2025 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2026. We currently expect that a substantial portion of bonus awards under our fiscal 2026 program will be settled in common stock in the first quarter of fiscal 2027.
Expenses incurred in relation to acquisitions and other include amortization of purchased intangible assets resulting from acquisitions, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion, and professional fees and expenses incurred in relation to our intellectual property litigation.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities and cancellation of contracts.
Other expense includes accretion of discounts on obligations recorded as a result of abandoned leased facilities for which we continue to be obligated to pay but from which we will receive no future benefit.

Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the third quarter 2026.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Leslie Green
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net revenue	$168,847	$137,188	$108,813	$306,035	$204,746
Cost of net revenue	71,184	58,304	47,288	129,488	89,390
Gross profit	97,663	78,884	61,525	176,547	115,356
Operating expenses:
Research and development	56,033	53,162	47,199	109,195	102,656
Selling, general and administrative	45,751	42,457	33,361	88,208	69,950
Restructuring charges	64	474	5,580	538	13,459
Total operating expenses	101,848	96,093	86,140	197,941	186,065
Loss from operations	(4,185)	(17,209)	(24,615)	(21,394)	(70,709)
Interest income	474	633	812	1,107	1,676
Interest expense	(2,269)	(2,197)	(2,512)	(4,466)	(5,016)
Other income (expense), net	(570)	121	(4,386)	(449)	(5,654)
Total other income (expense), net	(2,365)	(1,443)	(6,086)	(3,808)	(8,994)
Loss before income taxes	(6,550)	(18,652)	(30,701)	(25,202)	(79,703)
Income tax provision (benefit)	(8,310)	26,485	(4,115)	18,175	(3,404)
Net income (loss)	$1,760	$(45,137)	$(26,586)	$(43,377)	$(76,299)
Net income (loss) per share:
Basic	$0.02	$(0.52)	$(0.31)	$(0.49)	$(0.89)
Diluted	$0.02	$(0.52)	$(0.31)	$(0.49)	$(0.89)
Shares used to compute net income (loss) per share:
Basic	90,043	87,595	86,626	88,826	85,952
Diluted	97,333	87,595	86,626	88,826	85,952

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP gross profit	$97,663	$78,884	$61,525	$176,547	$115,356
Stock-based compensation	130	151	156	281	437
Performance-based equity	84	55	73	139	111
Amortization of purchased intangible assets	2,529	2,582	2,582	5,111	5,164
Non-GAAP gross profit	100,406	81,672	64,336	182,078	121,068

GAAP gross margin	57.8%	57.5%	56.5%	57.7%	56.3%
Non-GAAP gross margin	59.5%	59.5%	59.1%	59.5%	59.1%

GAAP operating expenses	101,848	96,093	86,140	197,941	186,065
Stock-based compensation	(27,348)	(19,877)	(12,958)	(47,225)	(35,587)
Performance-based equity	(9,214)	(8,595)	(6,376)	(17,809)	(12,608)
Amortization of purchased intangible assets	(207)	(206)	(592)	(413)	(1,183)
Acquisition and integration and other costs	(2,217)	(6,525)	(4,079)	(8,742)	(7,288)
Research and development funded by others	—	(500)	—	(500)	(1,000)
Restructuring charges	(64)	(474)	(5,580)	(538)	(13,459)
Non-GAAP operating expenses	62,798	59,916	56,555	122,714	114,940

GAAP loss from operations	(4,185)	(17,209)	(24,615)	(21,394)	(70,709)
Total non-GAAP adjustments	41,793	38,965	32,396	80,758	76,837
Non-GAAP income from operations	37,608	21,756	7,781	59,364	6,128

GAAP operating margin	(2.5)%	(12.5)%	(22.6)%	(7.0)%	(34.5)%
Non-GAAP operating margin	22.3%	15.9%	7.2%	19.4%	3.0%

GAAP interest and other income (expense), net	(2,365)	(1,443)	(6,086)	(3,808)	(8,994)
Non-recurring interest and other income (expense), net	62	104	201	166	391
Non-GAAP interest and other income (expense), net	(2,303)	(1,339)	(5,885)	(3,642)	(8,603)

GAAP loss before income taxes	(6,550)	(18,652)	(30,701)	(25,202)	(79,703)
Total non-GAAP adjustments	41,855	39,069	32,597	80,924	77,228
Non-GAAP income (loss) before income taxes	35,305	20,417	1,896	55,722	(2,475)

GAAP income tax provision (benefit)	(8,310)	26,485	(4,115)	18,175	(3,404)
Adjustment for non-cash tax benefits/expenses	9,310	(25,485)	4,255	(16,175)	3,544
Non-GAAP income tax provision	1,000	1,000	140	2,000	140

GAAP net income (loss)	1,760	(45,137)	(26,586)	(43,377)	(76,299)
Total non-GAAP adjustments before income taxes	41,855	39,069	32,597	80,924	77,228
Less: total tax adjustments	9,310	(25,485)	4,255	(16,175)	3,544
Non-GAAP net income (loss)	$34,305	$19,417	$1,756	$53,722	$(2,615)

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	90,043	87,595	86,626	88,826	85,952
Shares used in computing GAAP diluted net income (loss) per share	97,333	87,595	86,626	88,826	85,952
Dilutive common stock equivalents	—	2,266	163	4,777	—
Shares used in computing non-GAAP diluted net income (loss) per share	97,333	89,861	86,789	93,603	85,952
Non-GAAP basic net income (loss) per share	$0.38	$0.22	$0.02	$0.60	$(0.03)
Non-GAAP diluted net income (loss) per share	$0.35	$0.22	$0.02	$0.57	$(0.03)

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating Activities
Net income (loss)	$1,760	$(45,137)	$(26,586)	$(43,377)	$(76,299)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Amortization and depreciation	9,011	9,119	9,329	18,130	18,582
Amortization of debt issuance costs and accretion of discount on debt and leases	425	414	491	839	1,001
Stock-based compensation	27,479	20,027	13,113	47,506	36,024
Deferred income taxes	(10,231)	25,133	(5,677)	14,902	(6,355)
Loss on disposal of property and equipment	200	—	900	200	900
Reduction in the carrying amount of leased right-of-use assets	1,795	1,820	1,888	3,615	3,784
Impairment of leased right-of-use assets	—	233	449	233	427
Gain on extinguishment of lease liabilities	(328)	—	—	(328)	—
(Gain) loss on foreign currency and other	466	(219)	4,277	247	5,461
Excess tax (benefits) deficiencies on stock-based awards	(11,585)	970	(3,849)	(10,615)	(2,274)
Changes in operating assets and liabilities:
Accounts receivable, net	(10,182)	5,267	(6,893)	(4,915)	(20,354)
Inventory	(19,651)	(7,735)	(26)	(27,386)	4,312
Prepaid expenses and other assets	(14,763)	(7,738)	8,204	(22,501)	4,480
Accounts payable, accrued expenses and other current liabilities	18,251	(18,960)	24,952	(709)	29,141
Accrued compensation	11,690	9,521	3,132	21,211	11,849
Accrued price protection liability	3,660	1,039	(8,163)	4,699	(3,881)
Lease liabilities	(2,748)	(2,737)	(2,960)	(5,485)	(5,777)
Other long-term liabilities	(440)	111	(2,092)	(329)	(1,932)
Net cash provided by (used in) operating activities	4,809	(8,872)	10,489	(4,063)	(911)
Investing Activities
Purchases of property and equipment	(2,338)	(1,384)	(1,172)	(3,722)	(3,161)
Purchases of intangible assets	(810)	(855)	(6,207)	(1,665)	(6,207)
Proceeds from convertible notes receivable	—	(2,000)	—	(2,000)	—
Net cash used in investing activities	(3,148)	(4,239)	(7,379)	(7,387)	(9,368)
Financing Activities
Proceeds from borrowings under revolving credit facility	20,000	—	—	20,000	—
Repayment of borrowings under revolving credit facility	(20,000)	—	—	(20,000)	—
Proceeds from funding arrangement	2,000	6,000	—	8,000	—
Payment of debt issuance costs	(479)	—	—	(479)	—
Net proceeds from issuance of common stock, net of costs	3,804	—	2,150	3,804	2,140
Minimum tax withholding paid on behalf of employees for restricted stock units	(3,716)	(3,722)	(71)	(7,438)	(2,201)
Net cash provided by (used in) financing activities	1,609	2,278	2,079	3,887	(61)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	530	(647)	999	(117)	990
Increase (decrease) in cash, cash equivalents and restricted cash	3,800	(11,480)	6,188	(7,680)	(9,350)
Cash, cash equivalents and restricted cash at beginning of period	89,932	101,412	104,065	101,412	119,603
Cash, cash equivalents and restricted cash at end of period	$93,732	$89,932	$110,253	$93,732	$110,253

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2026	March 31, 2026	June 30, 2025
Assets
Current assets:
Cash and cash equivalents	$64,814	$61,077	$108,618
Short-term restricted cash	1,492	1,426	—
Accounts receivable, net	51,037	40,855	105,818
Inventory	105,490	85,839	86,031
Prepaid expenses and other current assets	75,829	60,253	29,682
Total current assets	298,662	249,450	330,149
Long-term restricted cash	27,426	27,429	1,635
Property and equipment, net	41,207	44,362	51,125
Leased right-of-use assets	19,724	21,938	16,528
Intangible assets, net	43,780	46,412	54,359
Goodwill	318,588	318,588	318,588
Deferred tax assets	62,361	52,132	75,037
Other long-term assets	10,823	10,956	16,316
Total assets	$822,571	$771,267	$863,737

Liabilities and stockholders’ equity
Current liabilities	$168,124	$146,658	$213,492
Long-term lease liabilities	15,465	17,987	14,397
Long-term debt	123,926	123,773	123,305
Other long-term liabilities	30,216	28,658	24,212
Stockholders’ equity	484,840	454,191	488,331
Total liabilities and stockholders’ equity	$822,571	$771,267	$863,737